EXHIBIT 99.3

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

FOR IMMEDIATE RELEASE
NOVEMBER 20, 2018

RECOMMENDED OFFER

for

SHIRE PLC

by

TAKEDA PHARMACEUTICAL COMPANY LIMITED

Phase I conditional clearance by the European Commission

On November 12, 2018, Shire plc (“Shire”) announced the publication of a scheme document (the “Scheme Document”) relating to the recommended cash and share offer being made by Takeda Pharmaceutical Company Limited (“Takeda”) for the entire issued and to be issued share capital of Shire (the “Acquisition”).

At the time of publication of the Scheme Document, the Acquisition remained subject to the European Commission taking a decision, on terms reasonably satisfactory to Takeda, that it would not initiate proceedings under Article 6(1)(c) of Council Regulation (EC) 139/2004 in relation to the Acquisition or any matter arising from or relating to the Acquisition (the “EU Merger Control Condition”).

Shire is pleased to announce that, following discussions between Shire and Takeda with the European Commission in relation to the future potential overlap in the area of inflammatory bowel disease between Takeda’s marketed product Entyvio (vedolizumab) and Shire’s pipeline compound SHP647, the European Commission has decided not to initiate proceedings under Article 6(1)(c) of Council Regulation (EC) 139/2004 and has granted a Phase I conditional clearance for the Acquisition, subject to Shire and Takeda entering into commitments to divest SHP647 and certain associated rights. Accordingly, Takeda has confirmed today that the EU Merger Control Condition has now been satisfied. The divestment of SHP647 and certain associated rights is not a condition to the completion of the Acquisition.

The Acquisition remains subject to certain other Conditions, including receipt of approval from the shareholders of Shire and Takeda, the satisfaction or, where applicable, waiver of the other Conditions set out in the Scheme Document and the sanction of the Court.

Subject to the satisfaction or waiver of the remaining Conditions, Shire and Takeda confirm their previously announced expectation that completion of the Acquisition will take place on January 8, 2019 and that the expected timetable of principal events relating to the Scheme (as set out in the Scheme Document and as repeated in the Appendix to this Announcement) remains accurate.

Enquiries:

Shire
Christoph Brackmann (Investor Relations) christoph.brackmann@shire.com
+41 41 288 41 29
Scott Burrows (Investor Relations)
scott.burrows@shire.com
+41 41 288 41 95
Sun Kim (Investor Relations)
sun.kim@shire.com
+1 617 588 8175
Katie Joyce (Media)
kjoyce@shire.com
+1 781 482 2779
Citigroup Global Markets Limited (joint financial adviser to Shire) (US) Chris Hite +1 212 816 6000 Cary Kochman (UK) Jan Skarbek Andrew Seaton (Corporate Broking) +44 207 986 4000

Goldman Sachs International (joint financial adviser to Shire) Anthony Gutman Robert King Nick Harper +44 207 774 1000	Morgan Stanley & Co. International plc (joint financial adviser to Shire) Clint Gartin Philippe Gallone David Kitterick Peter Moorhouse (Corporate Broking) +44 207 425 8000

FTI Consulting (communications support to Shire) Ben Atwell Brett Pollard +44 (0) 203 727 1000

Takeda
Elissa Johnsen (Media - outside of Japan)
elissa.johnsen@takeda.com
+1 224 554 3185
Kazumi Kobayashi (Media - within Japan)
Kazumi.kobayashi@takeda.com
+81 3 3278 2095
Tsuyoshi Tada (Media - within Japan)
tsuyoshi.tada@takeda.com
+81 3 3278 2417
Takashi Okubo (Investor Relations)
takeda.ir.contact@takeda.com
+81 3 3278 2306
Evercore (joint financial adviser to Takeda) (US) Will Hiltz John Honts +1 212 857 3100 (UK) Julian Oakley +44 207 653 6000

J.P. Morgan Cazenove (joint financial adviser to Takeda) Michele Colocci Dwayne Lysaght James Mitford James Robinson +44 207 742 4000	Nomura (joint financial adviser to Takeda) Akira Kiyota Paolo Cicchine Andrew McNaught Oliver Tucker +44 207 102 1000

Finsbury (communications support to Takeda) (UK) James Murgatroyd / Rollo Head / Anjali Unnikrishnan +44 207 251 3801 (US) Kal Goldberg / Chris Ryall +1 646 805 2000

Further Information

This Announcement is provided for information purposes only. It is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, exchange, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise nor will there be any sale, issuance, exchange or transfer of securities of Shire or Takeda pursuant to the Acquisition or otherwise in any jurisdiction in contravention of applicable law.

Restricted Jurisdictions

The release, publication or distribution of this Announcement in jurisdictions other than the United Kingdom and Jersey may be restricted by law and therefore any persons into whose possession this Announcement comes who are subject to the laws of any jurisdiction other than the United Kingdom and Jersey should inform themselves about, and observe, any applicable requirements. In particular, the ability of persons who are not resident in the United Kingdom or Jersey to vote their Shire Shares with respect to the Scheme at the Court Meeting, to execute and deliver forms of proxy appointing another to vote at the Court Meeting on their behalf or to hold or vote Takeda Shares may be affected by the laws of the relevant jurisdiction in which they are located. Any failure to comply with such requirements may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and other persons involved in the Acquisition disclaim any responsibility or liability for any violation of such restrictions by any person.

This Announcement has been prepared for the purpose of complying with Jersey law, the Takeover Code, the Market Abuse Regulation and the Disclosure and Transparency Rules and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws and regulations of jurisdictions outside Jersey.

Further details in relation to Shire Shareholders who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom and Jersey is contained in the Scheme Document.

Medical information

This Announcement contains information about products that may not be available and in all countries, or may be available under different trademarks, for different indications, in different dosages, or in different strengths. Nothing contained herein should be considered a solicitation, promotion or advertisement for any prescription drugs, including the ones under development.

No profit forecasts or estimates

Unless expressly stated otherwise, nothing in this Announcement (including any statement of estimated synergies) is intended as a profit forecast or estimate for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per share or dividend per share for Takeda or Shire, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share or dividend per share for Takeda or Shire, as appropriate.

Forward Looking Statements

This Announcement contains certain statements about Takeda and Shire that are or may be forward looking statements, including with respect to a possible combination involving Takeda and Shire. All statements other than statements of historical facts included in this Announcement may be forward looking statements. Without limitation, forward looking statements often include words such as “targets”, “plans”, “believes”, “hopes”, “continues”, “expects”, “aims”, “intends”, “will”, “may”, “should”, “would”, “could”, “anticipates”, “estimates”, “projects” or words or terms of similar substance or the negative thereof. By their nature, forward-looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future and the factors described in the context of such forward-looking statements in this Announcement could cause actual results and developments to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible combination will not be pursued or consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the possible combination if it is pursued, adverse effects on the market price of Takeda’s or Shire’s ordinary shares and on Takeda’s or Shire’s operating results because of a failure to complete the possible combination, failure to realise the expected benefits of the possible combination, negative effects relating to the announcement of the possible combination or any further announcements relating to the possible combination or the consummation of the possible combination on the market price of Takeda’s or Shire’s ordinary shares, significant transaction costs and/or unknown liabilities, general economic and business conditions that affect the combined companies following the consummation of the possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and you are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Announcement.

Additional risk factors that may affect future results are contained in Shire’s most recent Annual Report on Form 10-K and in Shire’s subsequent Quarterly Reports on Form 10-Q, in each case including those risks outlined in ‘ITEM1A: Risk Factors’, and in Shire’s subsequent reports on Form 8-K and other Securities and Exchange Commission filings (available at www.shire.com and www.sec.gov), the contents of which are not incorporated by reference into, nor do they form part of, this Announcement. These risk factors expressly qualify all forward-looking statements contained in this Announcement and should also be considered by the reader.

All forward-looking statements attributable to Takeda or Shire or any person acting on either company’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by applicable law, neither Takeda nor Shire undertake any obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Disclosure requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

Electronic Communications

Please be aware that addresses, electronic addresses and certain other information provided by Shire Shareholders, persons with information rights and other relevant persons in connection with the receipt of communications from Shire may be provided to Takeda during the Offer Period as required under Section 4 of Appendix 4 of the Takeover Code to comply with Rule 2.11 of the Takeover Code.

Publication on Website and availability of hard copies

A copy of this Announcement will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Takeda’s and Shire’s websites at www.takeda.com/investors/offer-for-shire and www.shire.com respectively by no later than 12 noon (London time) on November 21, 2018, the Business Day following this Announcement. For the avoidance of doubt, the contents of these websites are not incorporated into and do not form part of this Announcement.

Shire Shareholders may request a hard copy of this Announcement by: (i) contacting Souheil Salah during business hours on +44 (0) 203 5490660 (lines are open from 9am to 5pm (London time), Monday to Friday (excluding public holidays in England and Wales), or (ii) by submitting a request by post to Souheil Salah, One Kingdom Street, 9th Floor, Paddington, London W2 6BD, UK. If you have received this Announcement in electronic form, copies of this Announcement and any document or information incorporated by reference into this document will not be provided unless such a request is made. Shire Shareholders may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be in hard copy form.

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under Financial Services (Jersey) Law 1998 (as amended) if you are resident in Jersey, the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom, or, if not, from another appropriately authorised independent financial adviser.
SHIRE LEI: 54930005LQRLI2UXRQ59

Appendix
EXEPECTED TIMETABLE OF PRINCIPAL EVENTS
All times shown are London times unless otherwise stated. All dates and times are indicative only, are based on Shire’s and Takeda’s current expectations and are subject to change (including as a result of changes to Court times). If any of the dates and/or times in this expected timetable change, the revised dates and/or times will be notified to Shire Shareholders and Shire ADS Holders by announcement through a Regulatory Information Service, which Shire will furnish to the SEC on Form 8-K.

Event	Time and/or date
ADS Voting Record Time	5.00 p.m. (New York time) on November 7, 2018

Latest time for receipt of ADS Voting Cards (or valid telephone or internet voting instructions) for the Court Meeting and the Shire General Meeting	10.00 a.m. (New York time) on November 29, 2018(1)

Latest time for receipt of Forms of Proxy for:
(a) Court Meeting (BLUE form)	11.15 a.m. on December 3, 2018(2)
(b) Shire General Meeting (YELLOW form)	11.30 a.m. on December 3, 2018(3)

Voting Record Time	6.30 p.m. on December 3, 2018(4)

Takeda Extraordinary General Meeting	10.00 a.m. (Tokyo time) on December 5, 2018

Court Meeting	11.15 a.m. on December 5, 2018(5)

Shire General Meeting	11.30 a.m. on December 5, 2018(5)(6)

The following dates are indicative only and subject to change; please see note (7) below:

Last time for Shire ADS Holders to present their Shire ADSs for cancellation and take delivery of Shire Shares to become Shire Shareholders before the Scheme Record Time	5.00 p.m. (New York time) on December 26, 2018

Latest time for receipt of Forms of Election	6.00 p.m. on January 2, 2019

Court Sanction Hearing	10.00 a.m. on January 3, 2019

Last time for dealings in Shire Shares on the London Stock Exchange	4.30 p.m. on January 4, 2019

Latest time for receipt of TTE Instructions and disablement of Shire Shares in CREST	6.00 p.m. on January 4, 2019

Scheme Record Time	6.00 p.m. on January 4, 2019

Last time for dealings in Shire ADSs on NASDAQ	close of business (New York time) on January 4, 2019

Suspension of dealings in Shire Shares on the London Stock Exchange	before open of business on January 7, 2019

Halt of dealings in Shire ADSs on NASDAQ	before open of business (New York time) on January 7, 2019

Commencement of “when issued” dealings in the New Takeda ADSs on the New York Stock Exchange	9.30 a.m. (New York time) on January 7, 2019

Effective Date of the Scheme	January 8, 2019

Effective date of the issue of the New Takeda Shares	January 8, 2019

Cancellation of listing of Shire Shares on the premium listing segment of the Official List and the main market of the London Stock Exchange	8.00 a.m. on January 9, 2019

Delisting of Shire ADSs	by 9.30 a.m. (New York time) on January 9, 2019

Settlement Account credited with New Takeda Shares	by 00.01 a.m. (9.01 a.m. (Tokyo time)) on January 10, 2019

New Takeda Shares transferred from the Settlement Account to JASDEC Accounts of former Shire Shareholders	from January 10, 2019, but in any event not later than 14 calendar days after the Effective Date(8)

Listing of, and commencement of dealings in, the New Takeda Shares on the Tokyo Stock Exchange and the Local Japanese Stock Exchanges	January 10, 2019

New Takeda Shares transferred from the Settlement Account to the Takeda Depositary’s JASDEC Account	January 10, 2019

New Takeda ADSs and CDIs representing New Takeda ADSs delivered to former Shire Shareholders	from January 10, 2019, but in any event not later than 14 calendar days after the Effective Date(9)

New Takeda ADSs delivered to former Shire ADS Holders	from January 10, 2019(10)

Listing of, and commencement of regular-way dealings in, New Takeda ADSs on the New York Stock Exchange	by 9.30 a.m. (New York time) on January 11, 2019(11)

CREST accounts of former Shire Shareholders credited with cash due under the Scheme and in relation to fractional entitlements	within 14 calendar days of the Effective Date(12)

Processing of electronic BACs transfers to former Shire Shareholders in respect of cash due under the Scheme and in relation to fractional entitlements	within 14 calendar days of the Effective Date

Despatch of cheques to former Shire Shareholders for the cash due under the Scheme and in relation to fractional entitlements	within 14 calendar days of the Effective Date

Despatch of cheques to former Shire Shareholders in relation to the New Takeda Shares sold under the Dealing Facility	within 14 calendar days of the Effective Date

Payment of the cash due to former Shire ADS Holders by the Shire Depositary	following receipt of funds by the Shire Depositary(13)

Latest date by which Scheme may become Effective	May 8, 2019(14)

Notes:

(1)
In order to validly instruct the Shire Depositary as to voting at the Shire Meetings, the ADS Voting Card must be received by the Shire Depositary by 10.00 a.m. (New York time) on November 29, 2018 for each Shire Meeting or, if either Shire Meeting is adjourned, such later date as may be notified by the Shire Depositary, having consulted with Shire. Please see “Action to be taken” on pages 5 to 18 of the Scheme Document.

(2)
The BLUE Form of Proxy for the Court Meeting, if not received by Equiniti by the time stated above, may be handed to a representative of Equiniti, on behalf of the Chairman of the Court Meeting, or to the Chairman of the Court Meeting, before the start of the Court Meeting.

(3)
In order to be valid, the YELLOW Form of Proxy must be received by Equiniti not later than 11.30 a.m. on December 3, 2018 (or, if the Shire General Meeting is adjourned, not later than 48 hours before the time appointed for the adjourned Shire General Meeting).

(4)
If either the Court Meeting or the Shire General Meeting is adjourned, the Voting Record Time for the relevant adjourned Shire Meeting will be 6.30 p.m. on the date falling two calendar days before the date appointed for such adjourned Shire Meeting and the ADS Voting Record Time for the relevant adjourned Shire Meeting will be such later date as may be notified by the Shire Depositary, having consulted with Shire.

(5)
In the event that the Takeda Extraordinary General Meeting is postponed or adjourned, the Court Meeting and Shire General Meeting will be adjourned so that they will take place on the same date as the Takeda Extraordinary General Meeting.

(6)	To commence at 11.30 a.m. (London time) or as soon thereafter as the Court Meeting shall have concluded or been adjourned.

(7)
These times and dates are indicative only and represent the earliest possible dates for the relevant principal events. These dates will depend, among other things, on the dates upon which: (i) the Conditions are satisfied or (where applicable) waived; (ii) the Court sanctions the Scheme; and (iii) the Court Order is delivered to the Registrar of Companies. If it becomes necessary to change any of the dates and/or times in the expected timetable, Shire will give adequate notice of any changes by issuing an announcement through a Regulatory Information Service and will furnish such announcement to the SEC on Form 8-K.

(8)
In order to avoid a delay in the completion of any such transfer, Shire Shareholders who make a valid JASDEC Election to deliver their New Takeda Shares into an account with an AMI should contact their AMI to confirm any necessary steps in order for the AMI to record the delivery of the New Takeda Shares from the Settlement Account.

(9)
The date on which New Takeda ADSs will be delivered to Shire Shareholders will depend on the type of ADS Election made. In order to avoid a delay in receiving their New Takeda ADSs, Shire Shareholders who make a valid ADS Election to deliver their New Takeda ADSs to their broker or other securities intermediary in DTC should contact their broker or other securities intermediary to request that it, or the DTC participant through which it clears, inputs valid instructions to receive delivery of the New Takeda ADSs free of payment from the Takeda Depositary’s DTC participant account (account number 2504).

(10)
New Takeda ADSs will be delivered to the Shire Depositary from January 10, 2019 (and in any event not later than 14 calendar days after the Effective Date).
The date on which New Takeda ADSs will be delivered to Shire ADS Holders will depend on the way in which such Shire ADS Holders held their Shire ADSs. It is expected that Shire ADS Holders holding through participants in DTC will receive delivery shortly after the receipt by the Shire Depositary of the New Takeda ADSs and that registered Shire ADS Holders holding uncertificated Shire ADSs (that is, Shire ADSs held outside of DTC for which no certificates have been issued) will be issued New Takeda ADSs in uncertificated form beginning approximately one week thereafter (and will receive a statement by post reflecting the issuance of New Takeda ADSs in their name). Registered Shire ADS Holders holding certificates for their Shire ADSs will only receive delivery of their New Takeda ADSs after they return their signed letter of transmittal and Shire ADS certificate to the Shire Depositary.

(11)
The listing of, and commencement of regular-way dealings in, New Takeda ADSs on January 11, 2019 is subject to DTC having completed its allocation of New Takeda ADSs to former Shire ADS Holders and the Shire Depositary having made the relevant notification to the New York Stock Exchange in time for the New York Stock Exchange to make the relevant announcement prior to close of business (New York time) on January 10, 2019.

(12)
Shire Shareholders who hold Shire Shares in uncertificated form and receive the cash portion of the Consideration in US Dollars must ensure that an active US Dollar Cash Memorandum Account is in place in CREST by no later than the Scheme Record Time. In the absence of a US Dollar Cash Memorandum Account, the payment of the cash portion of the Consideration will not settle, resulting in a delay and the settlement of the cash portion of the Consideration outside of CREST.

(13)
In the case of Shire ADS Holders who hold Shire ADSs in certificated form, subject to presentation by such holders of their signed letters of transmittal and Shire ADS certificates to the Shire Depositary.

(14)
The latest date by which the Scheme may become Effective may be extended by agreement in writing between Shire and Takeda with the prior consent of the Panel and (if required) the approval of the Court.

All references in this Announcement are in London time unless otherwise stated